August 30, 2002

    Ventures-National Incorporated
    1855 Norman Avenue
    Santa Clara, California 95054-2029
    Attention: Chief Executive Officer

    Dear Sir:

         The undersigned, Irrevocable Children's Trust, hereby irrevocably agrees to convert $103,000 of outstanding indebtedness (the "Debt") owed to it by Titan EMS, Inc., a Delaware company ("Titan"), and a wholly owned subsidiary of Ventures-National Incorporated (the "Company") into 68,667 shares (the "Shares") of common stock, par value $0.001 per share, of the Company, representing a price per share of $1.50 and hereby agrees that, upon the issuance of a share certificate by the Company representing the Shares, that the Debt shall be fully satisfied.

         The undersigned hereby represents and warrants that:

         (a) The undersigned has received, read carefully and understands the Confidential Information Statement relating to the contemplated acquisition by merger of Titan by the Company.

         (b) The Company has made available to the undersigned, during the course of this transaction and prior to its purchase of the Shares, the opportunity to ask questions of and receive answers from the Company concerning the Company and the proposed investment in the Shares, and to obtain any information relative to the financial data and business of the Company, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, and all such questions, if asked, have been answered satisfactorily and all such documents, if examined, have been found to be fully satisfactory.

         (c) The undersigned is acquiring the Shares solely for the undersigned's own account and does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant a participation with respect to the Shares which may be acquired by the undersigned, and the undersigned has no present plans to enter into any such contract, undertaking, agreement or arrangement.

         (d) The undersigned has evaluated the risks of investing in the Shares, and has determined that the Shares are a suitable investment for the undersigned, and the purchase of the Shares by the undersigned is consistent with the general investment objectives thereof. The undersigned is capable of bearing the economic risk of the undersigned's acquisition of the Shares and has no need for liquidity in connection with its acquisition of the Shares.

         (e) The undersigned has such knowledge and experience in investment, financial, business and tax matters as to enable the undersigned to evaluate the merits and risks of an investment in the Company. The undersigned represents and warrants that it is an "accredited investor" within the meaning of the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

         (f) The undersigned understands and acknowledges that (i) the undersigned must bear the economic risk of its investment in the Shares;
    (ii) the Shares have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or under the applicable securities laws of any state or other jurisdiction and are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering, and, therefore, cannot be resold or transferred unless they are subsequently registered under the Securities Act and applicable state and foreign laws or unless an exemption from such registration is available; (iii) the Company does not have any obligation or intention to register the Shares for sale under the Securities Act or any other applicable securities laws, or of supplying the information which may be necessary to enable the undersigned to sell Shares; (iv) the undersigned has no right to require the registration of the Shares under the Securities Act or under state or other applicable securities laws; (v) the undersigned is acquiring the Shares for investment purposes only for the account of the undersigned and not with any view toward a distribution thereof; (vi) there is no public or other market for the Shares, and it is not anticipated that such a market will ever develop and the certificates representing the Shares shall bear a standard Securities Act restrictive legend; (vii) any disposition of the Shares may result in unfavorable tax consequences to the undersigned; and (viii) the undersigned agrees not to resell or otherwise dispose of all or any part of the Shares purchased by the undersigned, except as permitted by law, including, without limitation, any regulations under the Securities Act or other applicable securities laws.

                                       Very truly yours,
                                       Irrevocable Children's Trust


                                       By: /s/ David Marks
                                       Name:  David Marks
                                       Title:  Trustee